Income Tax Status	12 Months Ended
Dec. 31, 2025
EBP 003
EBP, Tax Status [Line Items]
Income Tax Status	Income Tax Status
The Plan has adopted a prototype non-standardized 401(k) profit sharing plan prepared by Pentegra Retirement Services, Inc. The prototype plan obtained its latest opinion letter dated June 30, 2020, in which the Internal Revenue Service (“IRS”) stated that the prototype plan, as then designed, complied with the applicable requirements of the Code. The Plan has been amended since receiving the letter, however, the Plan’s administrator and the Plan’s legal advisors believe that the Plan is currently designed and being operated in compliance with the applicable requirements of the Code. Therefore, they believe that the Plan is qualified and the related trust is tax-exempt.
U.S. GAAP requires Plan management to evaluate tax positions taken by the Plan and recognize a tax liability, or asset, if the Plan has taken an uncertain position that more likely than not would not be sustained upon examination by the IRS. Plan management has analyzed the tax positions taken by the Plan and has concluded that as of December 31, 2025, there are no uncertain positions taken or expected to be taken that would require recognition of a liability, or asset, or disclosure in the financial statements. The Plan is subject to routine audits by taxing jurisdictions; however, there are currently no audits for any tax periods in progress. The plan administrator believes the Plan is no longer subject to income tax examinations for years prior to 2022.